SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d)

          OF THE SECURITIES EXCHANGE ACT OF 1934

             Date of Report: January 23, 2004

                 CALLOWAY'S NURSERY, INC.
  (Exact name of registrant as specified in its charter)

                           Texas
       (State or other jurisdiction of incorporation
                      or organization)

                         0-19305
                (Commission File Number)

                       75-2092519
          (IRS Employer Identification Number)

             4200 Airport Freeway, Suite 200
               Fort Worth, Texas 76106-1911
        (Address of principal executive offices,
                   including zip code)

                      817.222.1122
  (Registrant's telephone number, including area code)


ITEM 9. REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure".

On January 23, 2004, the Registrant issued a press release announcing that NASDAQ will delist its common stock with the opening of the market on January 30, 2004. A copy of that press release is attached hereto as Exhibit (99) and hereby incorporated by reference.

EXHIBIT INDEX

(99) Press release, dated: January 23, 2004, issued by
Calloway's Nursery, Inc.

                                CALLOWAY'S NURSERY, INC.

                                By: /s/ Daniel G. Reynolds
                                    ----------------------
                                    Daniel G. Reynolds
                                    Vice President and
                                    Chief Financial Officer